SUPPLEMENT TO THE FIDELITY GROWTH COMPANY FUND AND FIDELITY EMERGING GROWTH FUND JANUARY 28, 1998 PROSPECTUS
   SHAREHOLDER MEETING. On or about January 13, 1999, a meeting of the shareholders of Fidelity Growth Company Fund and Fidelity Emerging Growth Fund will be held to approve various proposals, including modifications to the funds' management contracts. Shareholders of record on November 16, 1998 are entitled to vote at the meeting. Included in the modifications are proposals to revise the management fee calculation for each fund to provide for lower fees when FMR's assets under management exceed a certain level, to prospectively change the comparative securities index used to calculate Fidelity Growth Company Fund's performance adjustment from the Standard & Poor's 500 Index to the Russell 3000 Growth Index, to prospectively change the comparative securities index used to calculate Fidelity Emerging Growth Fund's performance adjustment from the Russell 2000 Index to the Russell Midcap Growth Index, to revise the performance adjustment calculations by rounding the investment performance of both the funds and the comparative indices to the nearest .01%, rather than the nearest 1.00%, and to allow FMR and the trust, on behalf of the funds, to modify their management contracts subject to the requirements of the Investment Company Act of 1940.
   For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.
On September 17, 1998 the Board of Trustees of Fidelity Emerging Growth Fund authorized elimination of the fund's 3% front-end sales charge. Beginning September 30, 1998, purchases of shares of the fund will not be subject to a sales charge.
The following information replaces similar information found in the "Expenses" section beginning on page 4.
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 27, for an explanation of how and when these charges apply.
SALES CHARGE ON PURCHASES                                   NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS                        NONE

REDEMPTION FEE (SHORT-TERM TRADING FEE)
ON SHARES HELD LESS THAN 90 DAYS
(AS A % OF AMOUNT REDEEMED)

FOR EMERGING GROWTH ONLY                                    0.75%

ANNUAL ACCOUNT MAINTENANCE FEE (FOR ACCOUNTS UNDER $2,500)  $12.00

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
EMERGING GROWTH
1 YEAR    $ 11

3 YEARS   $ 35

5 YEARS   $ 60

10 YEARS  $ 133

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. The following information replaces similar information found in the "How to Buy Shares" section on page 20.
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
The following information found in the "Transaction Details" section on page 28 is no longer applicable.
THE OFFERING PRICE of Emerging Growth is the fund's NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.
The following information replaces similar information found in the "Transaction Details" section on page 30.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
Due to the elimination of the sales charge the section entitled "Sales Charge Reductions and Waivers" beginning on page 31 is no longer applicable.